UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

GREENLIGHT BIOSCIENCES HOLDINGS, PBC

(Exact name of registrant as specified in its charter)

Delaware	001-39894	85-1914700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Boston Avenue

Suite 3100

Medford, MA 02155

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 616-8188

Environmental Impact Acquisition Corp.

535 Madison Avenue

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRNA	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $11.50 per share	GRNAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Consummation of Business Combination

On February 2, 2022 (the “Closing Date”), Environmental Impact Acquisition Corp., a Delaware corporation (“ENVI”), consummated the previously announced business combination with GreenLight Biosciences, Inc., a Delaware corporation (“GreenLight”), pursuant to the terms of the business combination agreement, dated August 9, 2021 (the “Business Combination Agreement”), among ENVI, GreenLight and Honey Bee Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of ENVI (“Merger Sub”). Pursuant to the terms of the Business Combination Agreement, Merger Sub merged with and into GreenLight, with GreenLight surviving the merger as a wholly owned subsidiary of ENVI (the “Merger” or “Business Combination”). In connection with the consummation of the Merger on the Closing Date, ENVI changed its name to GreenLight Biosciences Holdings, PBC (“GreenLight Holdings”) and became a public benefit corporation.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of capital stock of GreenLight (other than treasury shares and shares with respect to which appraisal rights under the Delaware General Corporation Law (the “DGCL”) are properly exercised and not withdrawn) was exchanged for shares of common stock, par value $0.0001 per share, of GreenLight Holdings (“GreenLight Holdings Common Stock”), and outstanding GreenLight options and warrants to purchase shares of capital stock of GreenLight (whether vested or unvested) were converted into comparable options (the “Rollover Options”) and warrants (the “Assumed Warrants”) to purchase shares of GreenLight Holdings Common Stock, in each case, based on an implied GreenLight fully diluted equity value of $1.2 billion. In connection with the consummation of the Business Combination, all of the issued and outstanding shares of ENVI Class A common stock, par value $0.0001 per share (“ENVI Class A Common Stock”), and all of the issued and outstanding shares of ENVI Class B common stock, par value $0.0001 per share (“ENVI Class B Common Stock”), became shares of GreenLight Holdings Common Stock.

Consummation of PIPE Financing

In connection with the Business Combination, GreenLight Holdings completed the sale and issuance of 12,425,000 shares of GreenLight Holdings Common Stock in a private placement at a purchase price of $10.00 per share pursuant to subscription agreements (the “Subscription Agreements”) that had been entered into between GreenLight Holdings and certain institutional accredited investors (the “PIPE Investors”) either concurrently with the execution of the Business Combination Agreement or subsequently in November 2021 (the “PIPE Financing”).

Proceeds of the Business Combination and PIPE Financing

GreenLight Holdings’ gross proceeds from the Business Combination and the PIPE Financing totaled approximately $136.4 million, which included approximately $12.1 million of funds held in GreenLight Holdings’ trust account (after giving effect to redemptions) and approximately $124.3 million of proceeds from the PIPE Financing (the “Aggregate Closing PIPE Proceeds”), inclusive of $35.25 million previously advanced to GreenLight, as described in more detail in Item 3.02 of this Current Report on Form 8-K (this “Report”). The gross proceeds do not reflect estimated aggregate transaction expenses and other costs related to the Business Combination, the PIPE Financing and other transactions of approximately $25.0 million.

Warrant Forfeiture

As described in ENVI’s Proxy Statement/Prospectus dated January 13, 2022 (the “Proxy Statement/Prospectus”), in connection with ENVI’s initial public offering, approximately 2,000,000 warrants (the “Private Placement Warrants”) were purchased by HB Strategies, LLC (“HB Strategies”) and an aggregate of 750,000 warrants (the “Insider Warrants” and together with the Private Placement Warrants, the “Private Warrants”) were issued to ENVI’s sponsor, CG Investments Inc. VI (the “Sponsor”) and certain of ENVI’s directors (together with HB Strategies and the Sponsor, the “Initial Stockholders”). Concurrently with the execution of the Business Combination Agreement, the Initial Stockholders and GreenLight entered into an agreement (the “Sponsor Letter Agreement”), pursuant to which HB Strategies and the Sponsor agreed that, if more than 25% of the shares of ENVI Class A Common Stock were redeemed pursuant to ENVI’s Amended and Restated Certificate of Incorporation in effect prior to the Business Combination (the “Existing Charter”), then they would forfeit 25% of the warrants issued to the Initial Stockholders. At the closing of the Business Combination (the “Closing”), pursuant to the terms of the Sponsor Letter Agreement, HB Strategies and the Sponsor forfeited an aggregate of 687,500 Private Placement Warrants and Insider Warrants.

*    *    *

Unless the context otherwise requires, “we,” “us,” “our,” “GreenLight Holdings” and the “Company” refer to GreenLight Biosciences Holdings, PBC, a Delaware public benefit corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of GreenLight Holdings.

Item 1.01.	Entry into a Material Definitive Agreement.

Indemnification Agreements

On the Closing Date, GreenLight Holdings entered into an indemnification agreement with each of its directors. These indemnification agreements require GreenLight Holdings to, among other things, indemnify and hold harmless, to the fullest extent permitted by law, the director for any proceeding by reason of the fact that such person is or was a director or executive officer of GreenLight Holdings or, while a director, is or was serving at the request of GreenLight Holdings as a director, executive officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director, executive officer, employee or agent, or in any other capacity while serving as a director, executive officer, employee or agent.

The right to indemnification covers all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, penalties, excise taxes, and amounts paid in settlement) incurred by such person in connection with any such proceeding.

An indemnitee also has the right to be reimbursed for the expenses (including attorneys’ fees) reasonably incurred in defending or otherwise participating in a proceeding in advance of its final disposition, provided, however, that if required by law, any such reimbursement will be made only upon receipt of an undertaking by the indemnitee to repay all amounts advanced if it should be determined that the indemnitee is not entitled to be indemnified for the expenses.

Except for proceedings to enforce rights to indemnification, GreenLight Holdings will indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.11 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Report is incorporated herein by reference. The material provisions of the Business Combination Agreement are described in the sections of the Proxy Statement/Prospectus beginning with the section titled “Business Combination Proposal — The Business Combination Agreement,” beginning on page 105, through and including the section titled “Business Combination Proposal — Amendments,” on page 122, all of which are incorporated herein by reference. In addition, the material provisions of the Subscription Agreement and the investor rights agreement, dated August 9, 2021, between ENVI, the Initial Stockholders and certain stockholders of GreenLight (the “Investor Rights Agreement”) are described in the sections of the Proxy Statement/Prospectus titled “Business Combination Proposal—Related Agreements—PIPE Financing and PIPE Prepayment,” beginning on page 123, and “—Investor Rights Agreement,” beginning on page 124, respectively, each of which is incorporated herein by reference.

As previously reported in the Current Report on Form 8-K filed with the Commission on February 2, 2022, ENVI held a special meeting of the ENVI stockholders on February 1, 2022 (the “Special Meeting”). At the Special Meeting, the stockholders considered and adopted, among other matters, the Business Combination Agreement. On February 2, 2022, the parties to the Business Combination Agreement consummated the Business Combination.

Prior to the Special Meeting, certain stockholders of ENVI exercised their right to redeem approximately 19.5 million shares of ENVI Class A Common Stock for cash at a price of approximately $10.00 per share, or aggregate payments of approximately $194.9 million. The redemption price was paid out of ENVI’s trust account.

On the Closing Date, the following transactions (collectively, the “Transactions”) were completed:

•	Merger Sub merged with and into GreenLight, with GreenLight surviving as a wholly owned subsidiary of GreenLight Holdings;

•

ENVI filed an amended and restated certificate of incorporation, became a public benefit corporation under the Delaware General Corporation Law and changed its name to “GreenLight Biosciences Holdings, PBC”, and the Board adopted amended and restated bylaws;

•

All outstanding shares of capital stock of GreenLight (other than treasury shares and shares with respect to which appraisal rights under the Delaware General Corporation Law are properly exercised and not withdrawn) were exchanged for an aggregate of approximately 104.0 million shares of GreenLight Holdings Common Stock;

•

all outstanding options to acquire shares of capital stock of GreenLight were assumed by GreenLight Holdings and converted into options under the GreenLight Biosciences Holdings, PBC 2022 Equity and Incentive Plan (the “2022 Plan”) to acquire an aggregate of approximately 18.0 million shares of GreenLight Holdings Common Stock (“Rollover Options”);

•

all outstanding warrants to acquire shares of capital stock of GreenLight were assumed by GreenLight Holdings and converted into warrants to acquire an aggregate of 75,920 shares of GreenLight Holdings Common Stock (“Assumed Warrants”);

•	GreenLight Holdings issued 12,425,000 shares of GreenLight Holdings Common Stock in the PIPE Financing; and

•	the 5,175,000 outstanding shares of ENVI Class B Common Stock converted into 5,175,000 shares of GreenLight Holdings Common Stock.

Immediately following the Closing, the following securities were outstanding:

Security	Number
Outstanding GreenLight Holdings Common Stock	122,822,082
Rollover Options	18,036,030
Assumed Warrants	75,920
Public Warrants	10,350,000
Private Warrants	2,062,500

Total(1)	153,346,532

(1)	Does not include approximately 13.7 million shares remaining available for issuance under the 2022 Plan or 2,000,000 shares available for issuance under the 2022 Plan.

On February 3, 2022, the GreenLight Holdings Common Stock and the Public Warrants were listed on Nasdaq under the new trading symbols “GRNA” and “GRNAW”, respectively. As of the Closing Date and after giving effect to the Transactions and the redemptions, GreenLight Holdings’ directors and executive officers and affiliated entities held approximately 85% of the outstanding shares of GreenLight Holdings Common Stock (including shares acquired by them in the PIPE Financing), and the former security holders of ENVI (including the Initial Stockholders and public stockholders) held approximately 5% of the outstanding shares of GreenLight Holdings Common Stock (in each case without giving effect to the ownership of any options or warrants).

FORM 10 INFORMATION

Instructions to Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as GreenLight Holdings was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration on Form 10. As a result of the consummation of the Business Combination, GreenLight Holdings ceased to be a shell company. Accordingly, GreenLight Holdings is providing the information below that would be included in a Form 10 if it were to file a Form 10. The information provided below relates to GreenLight Holdings after giving effect to the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Report and the information incorporated by reference include forward-looking statements regarding, among other things, the business and financial plans, strategies and prospects of GreenLight Holdings. These statements are based on the beliefs and assumptions of the management of GreenLight Holdings. Although GreenLight Holdings believes that the plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot assure you that it will achieve or realize these plans, intentions or expectations. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes”, “estimates”, “expects”, “projects”, “forecasts”, “may”, “might”, “will”, “should”, “seeks”, “plans”, “scheduled”, “possible”, “anticipates”, “intends”, “aims”, “works”, “focuses”, “aspires”, “strives” or “sets out” or similar expressions. Forward-looking statements are not guarantees of performance. Forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of GreenLight Holdings) or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. You should not place undue reliance on these statements, which speak only as of the date these statements were made. These risks and uncertainties include, but are not limited to, the following risks, uncertainties (some of which are beyond our control) or other factors:

•	the anticipated need for additional capital to achieve GreenLight Holdings’ business goals;

•	the need to obtain regulatory approval for GreenLight Holdings’ product candidates;

•	the risk that preclinical studies and any ensuing clinical trials will not demonstrate that GreenLight Holdings’ product candidates are safe and effective;

•	the risk that GreenLight Holdings’ product candidates will have adverse side effects or other unintended consequences, which could impair their marketability;

•	the risk that GreenLight Holdings’ product candidates do not satisfy other legal and regulatory requirements for marketability in one or more jurisdictions;

•	the risks of enhanced regulatory scrutiny of solutions utilizing messenger ribonucleic acid (“mRNA”) as a basis;

•	the potential inability to achieve GreenLight Holdings’ goals regarding scalability, affordability and speed of commercialization of its product candidates;

•

the potential failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions changes in the industries in which GreenLight Holdings operates;

•	changes in laws and regulations affecting the business of GreenLight Holdings;

•	the potential inability to implement or achieve business plans, forecasts, and other expectations;

•	the potential inability to maintain the listing of GreenLight Holdings’ securities with Nasdaq;

•	the outcome of any legal proceedings that may be instituted against GreenLight Holdings related to the Business Combination;

•	unanticipated costs related to the Business Combination, including the potential exercise of appraisal rights by some GreenLight Holdings stockholders, which may reduce available cash;

•	the effect of the Business Combination on GreenLight Holdings’ business relationships, operating results, and business generally;

•	risks that the Business Combination disrupts current plans and operations of GreenLight Holdings; and

•	other factors detailed in the Proxy Statement/Prospectus under the section entitled “Risk Factors,” which is incorporated herein by reference.

Should one or more of these risks or uncertainties materialize, or should any of GreenLight Holdings’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 pandemic, and there may be additional risks that GreenLight Holdings considers immaterial or which are unknown. It is not possible to predict or identify all such risks. GreenLight Holdings does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of GreenLight prior to the Business Combination is described in the Proxy Statement/Prospectus in the section titled “Information about GreenLight,” beginning on page 240, which is incorporated herein by reference.

The business of ENVI prior to the Business Combination is described in the Proxy Statement/Prospectus in the section titled “Information about ENVI,” beginning on page 213, which is incorporated herein by reference.

Risk Factors

The risk factors related to GreenLight Holdings’ business and operations are described in the Proxy Statement/Prospectus in the section titled “Risk Factors,” beginning on page 25, which is incorporated herein by reference.

Financial Information — Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of GreenLight for the nine months ended September 30, 2021 and 2020 and for the years ended December 31, 2020 and 2019 are included in the Proxy Statement/Prospectus in the section titled “GreenLight’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 284, which is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of ENVI for the period from July 2, 2020 (inception) to September 30, 2021 are included in the Proxy Statement/Prospectus in the section titled “ENVI Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 232, which is incorporated herein by reference.

Properties

The properties of GreenLight Holdings are described in the Proxy Statement/Prospectus in the section titled “Information about GreenLight -Facilities,” beginning on page 267, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table provides information regarding the beneficial ownership of GreenLight Holdings Common Stock immediately after the consummation of the Business Combination by:

•	each person known by GreenLight Holdings to be the beneficial owner of more than 5% of GreenLight Holdings Common Stock immediately after the consummation of the Business Combination;

•	each director and named executive officer of GreenLight Holdings; and

•	all directors and executive officers of GreenLight Holdings as a group.

Beneficial ownership is determined according to the rules of the Commission, which generally provide that a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or that will become exercisable within 60 days. Unless otherwise indicated, GreenLight Holdings believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

The beneficial ownership of GreenLight Holdings Common Stock is based on 122,822,082 shares of GreenLight Holdings Common Stock issued and outstanding immediately after the consummation of the Business Combination.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Five Percent or Greater Holders
Builders Vision, LLC (1)	15,843,021	12.9%
Morningside Venture Partners (2)	13,857,931	11.3%
Kodiak Venture Partners (3)	9,809,892	8.0%
Fall Line Endurance Fund, LP (4)	8,901,814	7.3%
Cormorant Asset Management, LP (5)	6,710,540	5.5%
Directors and Named Executive Officers
Matthew Walker (1)	15,843,021	12.9%
Eric O’Brien (4)	8,901,812	7.3%
Ganesh Kishore (6)	5,818,575	4.7%
Dr. Andrey Zarur (7)	3,628,869	2.9%
Carole Cobb (8)	1,366,066	1.1%
Susan E. Keefe (8)	465,383	*
Charles Cooney	305,314	*
Martha Schlicher	109,218	*
Jennifer Pardi	—	—
All directors and executive officers as a group (14 individuals)	37,048,819	29.0%

*	Indicates beneficial ownership less than 1%.
(1)

Includes (a) 3,673,694 shares held by S2G Builders Food & Agriculture Fund III, LP (“Fund III”); (b) 2,087,043 shares held by S2G Ventures Fund I, L.P. (“Fund I”); and (c) 8,582,284 shares held by S2G Ventures Fund II, L.P. (“Fund II” and, together with Fund I and Fund III, the “S2G Funds”). Builders Vision, LLC is the Manager of Funds I and II, and the General Partner of Fund III, and has power to vote or direct the voting of shares held by the S2G Funds. The General Partners of Fund I and Fund II are S2G Ventures, LLC and S2G Ventures II, LLC, respectively. Mr. Walker, a director of GreenLight Holdings and a former director of GreenLight, is a Managing Director of Builders Vision, LLC, the impact platform founded by Lukas T. Walton, which includes S2G Ventures. By virtue of the foregoing, S2G Ventures, LLC, S2G Ventures II, LLC, and Mr. Walton may be deemed to indirectly beneficially own (as defined in Rule 13d-3 of the Exchange Act) the shares of GreenLight Holdings Common Stock held by the S2G Funds. Mr. Walker and Mr. Walton each disclaims beneficial ownership of these shares of GreenLight Holdings Common Stock except to the extent of any pecuniary interest therein. The business address for Builders Visions, LLC is P.O. Box 1860, Bentonville, Arkansas 72712.

(2)

Represents (a) 12,857,931 shares held by Morningside Venture Investments Limited, and (b) 1,000,000 shares held by MVIL, LLC (together with Morningside Venture Investments Limited, “Morningside”).Frances Anne Elizabeth Richard, Jill Marie Franklin, Peter Stuart Allenby Edwards and Cheung Ka Ho are the directors of Morningside and have shared voting power over the securities held by Morningside. Each of these individuals disclaims beneficial ownership of the shares owned by Morningside. The address of Morningside is c/o THC Management Services S.A.M., 2nd Floor, Le Prince de Galles, 3-5 Avenue des Citronniers, MC 98000, Monaco.

(3)

Includes (a) 9,573,157 shares held by Kodiak Venture Partners III, L.P., and (b) 236,738 shares held by Kodiak III Entrepreneurs Fund, L.P. (together with Kodiak Venture Partners III, L.P. “Kodiak”). Kodiak Ventures Management III, L.P. (“Kodiak Ventures”) is the General Partner for Kodiak, Kodiak Venture Management (GP), LLC is the General Partner for Kodiak Ventures and Kodiak Ventures Management Company, Inc. is the Member of Kodiak Ventures Management (GP), LLC (“Kodiak Ventures Management”). Mr. David Furneaux is the Chief Executive Officer of Kodiak Ventures Management Company, Inc. Each therefore has the power to vote, or direct the voting of, the shares of GreenLight Holdings Common Stock held by Kodiak. By virtue of the foregoing, each of Kodiak Ventures Management and Mr. Furneaux may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 of the Exchange Act) the shares of GreenLight Holdings Stock held by Kodiak. Mr. Furneaux disclaims beneficial ownership of these shares of GreenLight Holdings Common Stock except to the extent of any pecuniary interest therein. The business address for Kodiak, Kodiak Ventures Management and Mr. Furneaux is 11 Peter Grover Road, Bethel, Maine 04217.

(4)

Represents shares held by Fall Line Endurance Fund, LP (“Fall Line”). Mr. Eric O’Brien, a director of GreenLight Holdings, is the co-founder and Managing Director of Fall Line and has the power to vote, or to direct the voting of, the shares of GreenLight Holdings Common Stock held by Fall Line. By virtue of the foregoing, Mr. O’Brien may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 of the Exchange Act) the shares of GreenLight Holdings Common Stock held by Fall Line. Mr. O’Brien disclaims beneficial ownership of these shares of GreenLight Holdings Common Stock except to the extent of any pecuniary interest therein. The business address of Fall Line and Mr. O’Brien is 119 South B Street, Suite B, San Mateo, CA 94401.

(5)

Includes (a) 2,272,901 shares of Greenlight Holdings Common Stock held by Cormorant Global Healthcare Master Fund, LP (“Master Fund”), and (b) 4,437,639 shares of GreenLight Holdings Common Stock held by Cormorant Private Healthcare Fund II, LP (“Fund II”). Cormorant Global Healthcare GP, LLC serves as the General Partner of Master Fund and Cormorant Private Healthcare GP II, LLC serves as the General Partner of Fund II. Cormorant Asset Management, LP serves as the investment manager to Master Fund and Fund II. Bihua Chen serves as the Managing Member of Cormorant Global Healthcare GP, LLC, Cormorant Private Healthcare GP II, LLC and the general partner of Cormorant Asset Management, LP (together with Master Fund and Fund II, the “Cormorant Entities”). By virtue of the foregoing, each of Bihua Chen and the Cormorant Entities may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 of the Exchange Act) the shares held by each of the relevant Cormorant Entities. Each of Bihua Chen and the Cormorant Entities disclaims beneficial ownership of such shares except to the extent of her or its pecuniary interest therein. The business address of each of Bihua Chen and the Cormorant Entities is 200 Clarendon St., 52nd Floor, Boston, Massachusetts.
(6)

Represents shares held by MLS Capital Fund II, L.P. (“MLS”). Mr. Kishore, a director of GreenLight Holdings, is a Co-Manager of MLSCF II (GP) (Labuan), LLP, the General Partner of MLS, and has the power to vote, or to direct the voting of, the shares held by MLS. By virtue of the foregoing, Mr. Kishore may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 of the Exchange Act) the shares held by MLS. Mr. Kishore disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. The business address of MLS and Mr. Kishore is c/o Spruce Capital Partners LLC, 660 4th Street, #295, San Francisco, California 94107.

(7)	Includes (a) 896,058 shares and (b) 2,732,811 shares subject to options exercisable within 60 days of February 2, 2022.
(8)	Represents shares subject to options exercisable within 60 days of February 2, 2022.

Directors and Executive Officers

GreenLight Holdings’ directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Management Following the Business Combination” beginning on page 316, which is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers and directors of GreenLight is set forth in the Proxy Statement/Prospectus in the sections titled “GreenLight Executive Compensation,” beginning on page 305, and “GreenLight Director Compensation,” beginning on page 313, each of which is incorporated herein by reference.

A description of the compensation of the named executive officers and directors of ENVI is set forth in the Proxy Statement/Prospectus in the section titled “Information about ENVI—Executive Compensation and Director Compensation and Other Interests,” beginning on page 228, which is incorporated herein by reference.

Reference is made to the information set forth in Item 5.02 of this Report under the headings “GreenLight Biosciences Holdings, PBC 2022 Equity and Incentive Plan” and “GreenLight Biosciences Holdings, PBC 2022 Employee Stock Purchase Plan,” which is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related party transactions with respect to GreenLight are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions — Certain Relationships and Related Person Transactions—GreenLight Biosciences,” beginning on page 335, which is incorporated herein by reference.

As disclosed in such section under the subheading “—GreenLight Convertible Note Financing,” certain GreenLight stockholders held convertible notes issued from April 2020 through May 2020 with an aggregate principal amount of approximately $16.8 million. At the Closing, the entire outstanding amount of principal and unpaid interest under such notes converted in accordance with their terms and the terms of the Merger into an aggregate of 6,719,110 shares of GreenLight Holdings Common Stock, for an effective purchase price of $1.8118 per share.

Also as disclosed in such section under the subheading “—Post-Business Combination Arrangements,” certain GreenLight stockholders who participated in the PIPE Financing advanced an aggregate of $27,000,000 of the proceeds of the PIPE Financing to GreenLight on or about December 2021 through the purchase of convertible securities. At the Closing, GreenLight Holdings accepted the surrender of such convertible securities as payment of the purchase of 2,700,000 shares of GreenLight Holdings Common Stock in the PIPE Financing at a purchase price of $10.00 per share, and paid the holders of such convertible securities aggregate interest of approximately $10,300 in cash.

Certain relationships and related party transactions with respect to ENVI are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions — Certain Relationships and Related Person Transactions — ENVI,” beginning on page 331, which is incorporated herein by reference.

As disclosed in such section under the subheading “—Related Party Note,” on August 9, 2021, ENVI issued a promissory note to HB Strategies in the aggregate principal amount of $500,000. At the Closing, HB Strategies forgave the entire amount outstanding under such promissory note.

Reference is made to the information set forth above in the Introductory Note of this Report under the heading “Warrant Forfeiture,” which is incorporated herein by reference.

Reference is made to the information set forth above in Item 1.01 of this Report under the heading “Indemnification Agreement,” which is incorporated herein by reference.

Information with respect to the independence of GreenLight Holdings’ directors is set forth in the Proxy Statement/Prospectus in the sections titled “Management Following the Business Combination - Director Independence,” on page 321, and “Management Following the Business Combination - Committees of the Board of Directors,” beginning on page 321, each of which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Information about ENVI - Legal Proceedings,” on page 213, and “Information about GreenLight - Legal Proceedings,” beginning on page 282, each of which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The ENVI Class A Common Stock and the ENVI units and Public Warrants historically traded on the Nasdaq Capital Market under the symbols “ENVI,” “ENVIU” and “ENVIW”, respectively. GreenLight Holdings Common Stock and Public Warrants began trading on the Nasdaq Capital Market under the new trading symbols “GRNA” and “GRNAW,” respectively, on February 3, 2022. Also on February 3, 2022, Nasdaq filed a Form 25 with the SEC delisting the ENVI units.

As of the Closing Date and following the completion of the Business Combination, the outstanding shares of GreenLight Holdings Common Stock were held by approximately 164 holders of record.

Dividends

GreenLight Holdings has not paid any cash dividends on its common stock to date. The payment of cash dividends in the future will be within the discretion of the Board and will depend on GreenLight Holdings’ revenues and earnings, if any, capital requirements and general financial condition. GreenLight Holdings’ ability to declare dividends may also be limited by certain restrictive covenants pursuant to any debt financing agreements.

Recent Sales of Unregistered Securities

The information set forth in Item 3.02 of this Report is incorporated herein by reference.

In addition, in connection with the initial formation of ENVI in July 2020, the Sponsor and HB Strategies were issued all of ENVI’s outstanding equity. The Sponsor purchased 2,156,250 shares of ENVI Class B Common Stock, or founder shares, in August 2020, resulting in the Sponsor directly and CGGI indirectly owning such founder shares. The remaining 5,031,250 founder shares were purchased by HB Strategies, ENVI’s anchor investor, in September 2020. In December 2020, the Sponsor and HB Strategies returned to ENVI, at no cost, 862,500 and 2,443,750 founder shares, respectively, and ENVI issued 143,750 founder shares to each of Gov. Deval L. Patrick, David Brewster and Dean Seavers, ENVI’s independent director nominees at the time of its initial public offering, resulting in an aggregate of 4,312,500 founder shares outstanding and held by the initial stockholders. At the conclusion of ENVI’s initial public offering, the number shares of Class B Common Stock was increased by means of a stock split, resulting in a total of 5,175,000 shares of ENVI Class B Common Stock outstanding. The founder shares were purchased for an aggregate purchase price of $25,000, or approximately $0.005 per share. At the Closing of the Business Combination, the founder shares were converted into shares of GreenLight Holdings Common Stock at a ratio of 1-to-1.

In connection with ENVI’s initial public offering, HB Strategies and/or its affiliates purchased the Private Placement Warrants at a price of $1.00 per warrant, for an aggregate purchase price of $2,000,000. Additionally, the Sponsor purchased 600,000 Insider Warrants at a price of $0.01 per warrant, and ENVI issued 50,000 Insider Warrants to each of Gov. Patrick, Messrs. Brewster and Seavers, its then independent director nominees, in connection with services to be rendered.

Description of Registrant’s Securities

The description of GreenLight Holdings’ securities is included in the Proxy Statement/Prospectus in the section titled “Description of New GreenLight Securities,” beginning on page 358, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about the indemnification of GreenLight Holdings’ directors and officers is set forth in the Proxy Statement/Prospectus in the sections entitled “Description of New GreenLight Securities — Limitations on Liability and Indemnification of Officers and Directors” on page 369, and “Comparison of Stockholders’ Rights — Indemnification of Directors, Officers, Employees and Agents — New GreenLight,” beginning on page 355, each of which is incorporated herein by reference.

The information set forth in Item 1.01 of this Report under the section titled “Indemnification Agreements” is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Report is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

GreenLight is a party to loan arrangements with each of (a) Horizon Technology Finance Corporation and Powerscourt Investments XXV, LP, (b) Silicon Valley Bank and (c) Trinity Capital Inc. These loan arrangements are described in the Proxy Statement/Prospectus in the section titled “GreenLight’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” under the subheadings “— Horizon Loan Agreement,” “—Silicon Valley Bank Loan Agreement” and “—Trinity Capital Equipment Financing Agreement”, beginning on page 294, each of which is incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

In connection with the Business Combination, GreenLight Holdings completed the sale and issuance of 12,425,000 shares of GreenLight Holdings Common Stock in a private placement at a purchase price of $10.00 per share pursuant to the Subscription Agreements that had been entered into between GreenLight Holdings and the PIPE Investors either concurrently with the execution of the Business Combination Agreement or subsequently in November 2021.

On or about December 29, 2021, certain of the PIPE Investors (the “Prepaying PIPE Investors”) purchased approximately $35.3 million of convertible securities (the “Convertible Instruments”) from GreenLight that had a one-year maturity and bore interest at a rate equal to the minimum applicable federal rate per annum payable at maturity (the “PIPE Prepayment”) pursuant to Convertible Instrument Investment Agreements (the “Convertible Investment Agreements”) between GreenLight and each such Prepaying PIPE Investor and related letter agreements among ENVI, GreenLight and each such Prepaying PIPE Investor. Upon the Closing of the Business Combination, the Convertible Instruments were surrendered and cancelled, and GreenLight Holdings accepted such surrender and cancellation as a corresponding payment by the Prepaying PIPE Investors to GreenLight Holdings for all or a portion, as the case may be, of such Prepaying PIPE Investors’ purchase price for the shares of GreenLight Holdings Common Stock purchased pursuant to the Subscription Agreements. The aggregate amount of principal and accrued interest on the Convertible Instruments was included for purposes of calculating the Aggregate Closing PIPE Proceeds.

The shares issued by GreenLight Holdings to the PIPE Investors on the Closing Date were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the Securities Act”), as a transaction by an issuer not involving any public offering, and also in some cases in reliance on Regulation S under the Securities Act, as a transaction by an issuer involving offers and sales of securities occurring outside the United States.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, ENVI changed its name to “GreenLight Biosciences Holdings, PBC” and adopted an amended and restated certificate of incorporation (the “New Charter”) and amended and restated bylaws (the “New Bylaws”). Reference is made to the information set forth in the Proxy Statement/Prospectus in the sections titled “The Public Benefit Corporation Proposal,” “The Charter Amendment Proposal,” “The Advisory Charter Amendment Proposals,” “Comparison of Stockholders’ Rights” and “Description of New GreenLight Securities” beginning on pages 158, 166, 168, 342 and 358, respectively, each of which is incorporated herein by reference, and the information set forth below in Item 5.03 of this Report, which is incorporated herein by reference. Some of the material modifications to the rights of security holders include, but are not limited to:

•

the conversion of ENVI from a traditional Delaware corporation into a public benefit corporation, which allows the Board to balance the interests of stockholders, those materially affected by GreenLight Holdings’ conduct and the specific public benefits identified in the New Charter;

•	the addition of a public benefit purpose to the New Charter;

•

the inapplicability to GreenLight Holdings, as a public benefit corporation, of the “Revlon” doctrine, or the Delaware common law doctrine that imposes on directors the traditional duty to maximize short-term stockholder value in the context of transactions implicating a sale of control;

•

the requirement that a stockholder wishing to enforce the public benefit balancing requirement of GreenLight Holdings, as a public benefit corporation whose shares are traded on a national securities exchange, must hold, collectively, the lesser of 2% of GreenLight Holdings’ outstanding shares or shares with a market value of at least $2 million;

•

an increase in the number of authorized shares of common stock from 120 million to 500 million and an increase in the number of authorized shares of undesignated preferred stock from 1 million to 10 million;

•

a requirement to obtain the affirmative vote of at least 75% of the then-outstanding shares of capital stock of GreenLight Holdings to amend or repeal certain provisions of the New Charter, rather than a simple majority;

•	a requirement that special meeting of stockholders may only be called by a resolution of the Board;

•

changes to the procedures for the proper and timely delivery of stockholder proposals to be voted upon at stockholder meetings and stockholder nominations of directors, including the timing for delivery of notice of the proposal or nomination, expansion of the information to be provided in such notice, and a requirement to update such notice;

•	the requirement that all actions required or permitted to be taken by stockholders must be effected pursuant to a duly called meeting and not by written consent; and

•

the addition of Article X, Business Combination Lock-Up, in the Bylaws applicable to certain stockholders and option holders of GreenLight who received shares, or options to purchase shares, as applicable, of GreenLight Holdings Common Stock pursuant to the Business Combination.

This summary is qualified in its entirety by reference to the New Charter and New Bylaws, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a)	Change in independent registered public accounting firm

WithumSmith+Brown, PC (“Withum”) served as the independent registered public accounting firm of ENVI prior to the completion of the Business Combination. Accordingly, Withum was informed that the Board approved Withum’s dismissal as GreenLight Holdings’ independent registered public accounting firm once it completes the audit of ENVI’s financial statements for the year ended December 31, 2021.

On February 7, 2022, the audit committee (the “Audit Committee”) of the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as GreenLight Holdings’ principal independent registered public accounting firm to audit the consolidated financial statements of GreenLight Holdings for the year ended December 31, 2021.

Neither the report of Withum on ENVI’s balance sheet as of January 19, 2021 nor the report of Withum on ENVI’s balance sheet as of December 31, 2020, the statements of operations, changes in stockholders’ equity and cash flows for the period from July 2, 2020 (inception) to December 31, 2020, and the related notes to the financial statements, contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, other than the restatement of ENVI’s balance sheet and the emphasis of matter regarding ENVI’s ability to continue as a going concern as of January 19, 2021.

During the period from July 2, 2020 (inception) to December 31, 2021, and the subsequent interim period through February 6, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) between ENVI and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on ENVI’s financial statements.

During the period from July 2, 2020 (inception) to December 31, 2021, and the subsequent interim period through February 6, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the occurrence of material weaknesses in internal control over financial reporting for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021 as a result of ENVI’s disclosure controls not being effective for such quarterly periods.

GreenLight Holdings has provided Withum with a copy of the foregoing disclosures in this Item 4.01(a) and has requested that Withum furnish GreenLight Holdings with a letter addressed to the Commission stating whether it agrees with the statements made by GreenLight Holdings set forth above. A copy of Withum’s letter, dated February 7, 2022, is filed as Exhibit 16.1 to this Report.

(b)	Disclosures regarding the new independent auditor

As described above, on February 7, 2022, the Audit Committee approved the engagement of Deloitte as GreenLight Holdings’ principal independent registered public accounting firm. Deloitte served as the independent registered public accounting firm of GreenLight prior to the Business Combination. During the period from July 2, 2020 (inception) to December 31, 2021, and the subsequent interim period through February 6, 2022,

GreenLight Holdings did not consult with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on GreenLight Holdings’ financial statements, and neither a written report nor oral advice was provided to GreenLight Holdings that Deloitte concluded was an important factor considered by GreenLight Holdings in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (as defined above).

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” beginning on page 105, is incorporated herein by reference. The information set forth in the Introductory Note of this Report and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure and Appointment of Directors and Officers

Effective upon the Closing, and in accordance with the terms of the Business Combination Agreement, each of Daniel Coyne, Marc Marano, Deval L. Patrick, David Brewster and Dean Seavers ceased serving as a director of GreenLight Holdings, and each of Daniel Coyne and Marc Marano ceased serving as an executive officer of GreenLight Holdings.

In accordance with the terms of the Business Combination Agreement, the following persons are serving as executive officers and directors of GreenLight Holdings following the Closing, all of whom (other than Jennifer E. Pardi, a director of GreenLight Holdings before the Closing) were appointed effective as of the Closing. For biographical information concerning the executive officers and directors, see the information in the section of the Proxy Statement/Prospectus titled “Management Following the Business Combination,” beginning on page 316, which is incorporated herein by reference.

Name	Age	Position
Executive Officers
Andrey J. Zarur, Ph.D.	51	Chief Executive Officer, President and Class III Director
Carole Cobb, M.B.A.	64	Chief Operating Officer
Charu Manocha, M.B.A.	55	Chief People Officer
Marta Ortega-Valle, M.B.A.	49	Chief Business Officer, Human Health
Susan Keefe, M.B.A.	49	Chief Financial Officer
David Kennedy	60	General Counsel
Amin Khan, Ph.D.	59	Chief Scientific Officer
Mark Singleton, Ph.D.	54	Senior Vice President of Technology

Non-Employee Directors
Charles Cooney(1)	77	Class III Director
Ganesh Kishore(2)(3)	68	Class III Director
Eric O’Brien(2)	49	Class I Director
Jennifer E. Pardi(1)(3)	40	Class I Director
Martha Schlicher(1)(2)	61	Class II Director
Matthew Walker(2)(3)	40	Class II Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.

The information set forth in the section of the Proxy Statement/Prospectus titled “Certain Relationships and Related Person Transactions,” beginning on page 333, is incorporated herein by reference.

Compensation and Employment Arrangements

Each of Andrey J. Zarur, Chief Executive Officer of GreenLight Holdings, Carole Cobb, Chief Operating Officer of GreenLight Holdings, and Susan Keefe, Chief Financial Officer of GreenLight Holdings, has an existing employment agreement or offer letter with GreenLight. Information regarding the compensation and employment arrangements of these individuals, including equity awards, is set forth in the section of the Proxy Statement/Prospectus titled “GreenLight Executive Compensation,” beginning on page 305, which is incorporated herein by reference. At the Closing, the equity awards held by these individuals were assumed by GreenLight Holdings and became equity awards with respect to shares of GreenLight Holdings Common Stock, as described in Item 2.01 of this Report.

The information regarding the employment arrangements with each of Dr. Zarur, Ms. Cobb and Ms. Keefe is qualified its entirety by reference to the employment agreements and offer letters filed as Exhibits 10.12, 10.13 and 10.14, respectively, to this Report, which are incorporated herein by reference.

Information regarding the compensation arrangements of the non-employee directors of GreenLight Holdings, including equity awards, is set forth in the section of the Proxy Statement/Prospectus titled “GreenLight Director Compensation,” beginning on page 313, which is incorporated herein by reference. At the Closing, an equity award held by Martha Schlicher was assumed by GreenLight Holdings and became an equity award with respect to shares of GreenLight Holdings Common Stock, as described in Item 2.01 of this Report.

GreenLight Biosciences Holdings, PBC 2022 Equity and Incentive Plan

At the Special Meeting, the ENVI stockholders approved the 2022 Plan, and the 2022 Plan became effective on February 2, 2022. The 2022 Plan allows GreenLight Holdings to make equity and equity-based incentive awards to employees, non-employee directors and consultants. The 2022 Plan will initially be administered by the compensation committee of the Board. The plan administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make a combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2022 Plan.

A total of 31,750,000 shares of GreenLight Holdings Common Stock are initially reserved for issuance under the 2022 Plan, which reservation includes the Rollover Options. The Rollover Options were issued under the 2022 Plan. The 2022 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2023 and ending in 2032, by 4% of the outstanding number of shares of GreenLight Holdings Common Stock on the immediately preceding December 31, or such lesser amount as determined by the plan administrator. No awards may be granted under the 2022 Plan after February 2, 2032, and awards of incentive stock options may not be granted after August 9, 2031.

A more complete summary of the terms of the 2022 Plan is set forth in the section of the Proxy Statement/Prospectus titled “The Incentive Award Plan Proposal,” beginning on page 174, which is incorporated herein by reference. That summary and the foregoing description of the 2022 Plan are qualified in their entirety by reference to the 2022 Plan, which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

GreenLight Biosciences Holdings, PBC 2022 Employee Stock Purchase Plan

At the Special Meeting, the ENVI stockholders approved the GreenLight Biosciences Holdings, PBC 2022 Employee Stock Purchase Plan (the “2022 ESPP”), and the 2022 ESPP became effective on February 2, 2022. The 2022 ESPP, which was adopted pursuant to Section 423 of the Internal Revenue Code of 1986, as amended, provides eligible employees an opportunity to purchase GreenLight Holdings Common Stock at a discount through accumulated contributions of their earned compensation. The 2022 ESPP will initially be administered by the compensation committee of the Board.

A total of 2,000,000 shares of GreenLight Holdings Common Stock are initially reserved for issuance under the 2022 ESPP. The 2022 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2023, by the least of 4,000,000 shares, 4% of the outstanding number of shares of GreenLight Holdings Common Stock on the immediately preceding December 31, or such lesser amount as determined by the plan administrator.

A more complete summary of the terms of the 2022 ESPP is set forth in the section of the Proxy Statement/Prospectus titled “The Employee Stock Purchase Plan Proposal,” beginning on page 181, which is incorporated herein by reference. That summary and the foregoing description of the 2022 ESPP are qualified in their entirety by reference to the 2022 ESPP, which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

Indemnification Agreements

As of the Closing Date, GreenLight Holdings entered into indemnification agreements with each of its directors. The description of the indemnification agreements in Item 1.01 of this Report is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

At the Special Meeting, the ENVI stockholders approved, among other things, the Public Benefit Corporation Proposal (the “PBC Proposal”), which is described in the Proxy Statement/Prospectus, beginning on page 158.

The New Charter, which became effective upon its filing with the Secretary of State of the State of Delaware on February 2, 2022, includes the amendments proposed by the PBC Proposal, as well as other amendments described in Item 3.03.

On August 9, 2021, the Board approved and adopted the New Bylaws, which became effective immediately prior to the Effective Time. Copies of the New Charter and the New Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the New Charter and the general effect of the New Charter and the New Bylaws upon the rights of holders of GreenLight Holdings’ capital stock are included in the Proxy Statement/Prospectus under the sections of the Proxy Statement/Prospectus titled “Description of New GreenLight Securities,” beginning on page 358, “The Public Benefit Corporation Proposal, beginning on page 158, “The Charter Amendment Proposal,” beginning on page 166, “The Advisory Charter Amendment Proposals,” beginning on page 168, and the “Comparison of Stockholders’ Rights,” beginning on page 342, each of which is incorporated herein by reference. The information set forth under Item 3.03 is incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

A copy of Greenlight Holdings’ Code of Ethics applicable to our directors, officers, and employees can be found in the investor relations section of GreenLight Holdings’ website at www.greenlightbio.com.

GreenLight Holdings intends to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions on its website identified above or in a current report on Form 8-K. Information contained on the website is not incorporated by reference herein and should not be considered to be part of this Report. The inclusion of GreenLight Holdings’ website address in this Report is an inactive textual reference only.

Item 5.06.	Change in Shell Company Status

GreenLight Holdings ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the section of the Proxy Statement/Prospectus titled “Business Combination Proposal,” beginning on page 105, which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 3, 2022, GreenLight Holdings issued a press release announcing the closing of the Business Combination. A copy of the press release is filed as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses or funds acquired.

The consolidated financial statements of GreenLight as of and for the years ended December 31, 2020 and 2019, the related notes thereto and report of independent registered public accounting firm, are set forth in the Proxy Statement/Prospectus beginning on page F-42 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of GreenLight as of and for the nine months ended September 30, 2021 and 2020, and the related notes thereto, are set forth in the Proxy Statement/Prospectus beginning on page F-78 and are incorporated herein by reference.

The financial statements of ENVI as of December 31, 2020 and for the period from July 2, 2020 (inception) through December 31, 2020, and the related notes thereto and report of independent registered public accounting firm, are set forth in the Proxy Statement/Prospectus beginning on page F-27 and are incorporated herein by reference.

The unaudited condensed financial statements of ENVI as of and for the three and nine months ended September 30, 2021, and the related notes thereto, are set forth in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of GreenLight Holdings as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020, giving effect to the Business Combination, the PIPE Financing and the other matters described therein, is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(c)	Exhibits

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of August 9, 2021, by and among Environmental Impact Acquisition Corp., Honey Bee Merger Sub, Inc., and GreenLight Biosciences, Inc. (incorporated by reference to Annex A to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January 13, 2022).

3.1	Certificate of Incorporation of GreenLight Biosciences Holdings, PBC.

3.2	Second Amended and Restated Bylaws of GreenLight Biosciences Holdings, PBC.

4.1	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 21, 2020).

4.2	Warrant Agreement, dated January 13, 2021, between Environmental Impact Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 20, 2021).

10.1	Sponsor Letter Agreement, dated as of August 9, 2021, by and among CG Investments Inc. VI, Environmental Impact Acquisition Corp., HB Strategies, LLC, David Brewster, Jennifer E. Pardi, Deval L. Patrick and GreenLight Biosciences, Inc. (incorporated by reference to Annex D to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January 13, 2022).

10.2	Form of Subscription Agreement (incorporated by reference to Annex E to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January 13, 2022).

10.3	Investor Rights Agreement, dated August 9, 2021, by and among Environmental Impact Acquisition Corp., and the signatories identified on Schedule A attached thereto (incorporated by reference to Annex F to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January 13, 2022).

10.4	Form of GreenLight Transaction Support Agreement (incorporated by reference to Annex G to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January 13, 2022).

10.5+	Greenlight Biosciences Holdings, PBC 2022 Equity and Incentive Plan (incorporated by reference to Annex H to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January 13, 2022).

10.6+	GreenLight Biosciences Holdings, PBC 2022 Employee Stock Purchase Plan (incorporated by reference to Annex I to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January 13, 2022).

10.7+	Form of Non-Qualified Stock Option Agreement under the GreenLight Biosciences Holdings, PBC 2022 Equity and Incentive Plan (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.8+	Form of Incentive Stock Option Agreement under the GreenLight Biosciences Holdings, PBC 2022 Equity and Incentive Plan (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.9+	Form of Restricted Stock Unit Agreement under the GreenLight Biosciences Holdings, PBC 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.10+	Form of Restricted Stock Award Agreement under the GreenLight Biosciences Holdings, PBC 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.11	Form of 2021 Indemnity Agreement (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 21, 2020).

10.12+†	Amended and Restated Employment Agreement dated May 25, 2015, between GreenLight Biosciences, Inc. and Andrey Zarur (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.13+†	Employment Offer Letter, dated July 21, 2015, between GreenLight Biosciences, Inc. and Carole Cobb (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.14+†	Employment Offer Letter, dated April 29, 2019, between GreenLight Biosciences, Inc. and Susan Keefe (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.15	Lease Agreement, dated September 30, 2021, by and between ARE-NC Region No. 17 LLC and GreenLight Biosciences, Inc. (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.16	Form of 2022 Indemnification Agreement (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.17	Commercial Lease, dated April 27, 2009, by and between Cummings Properties, LLC and GreenLight Biosciences Inc., as amended (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.18	Loan and Security Agreement, dated September 22, 2021, by and between Silicon Valley Bank and GreenLight Biosciences, Inc. (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.19†	Warrant to Purchase Shares of Common Stock, dated September 22, 2021, by and between Silicon Valley Bank and GreenLight Biosciences, Inc. (incorporated by reference to Exhibit 10.20 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.20†	Grant Agreement, dated July 20, 2020, by and between the Bill & Melinda Gates Foundation and GreenLight Biosciences, Inc. (incorporated by reference to Exhibit 10.21(a) to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.21†	Amendment to Grant Agreement, dated July 20, 2020, by and between the Bill & Melinda Gates Foundation and GreenLight Biosciences, Inc. (incorporated by reference to Exhibit 10.21(b) to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.22†	Development and Option Agreement, dated August 24, 2020, by and between Acuitas Therapeutics, Inc. and GreenLight Biosciences, Inc. (incorporated by reference to Exhibit 10.22 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.23†	Non-Exclusive License Agreement, dated September 1, 2020, by and between Acuitas Therapeutics, Inc. and GreenLight Biosciences, Inc. (incorporated by reference to Exhibit 10.23 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.24†	Assignment and License Agreement dated December 10, 2020 by and between Bayer CropScience LLP and GreenLight Biosciences, Inc. (incorporated by reference to Exhibit 10.24 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.25	Master Equipment Financing Agreement, dated March 29, 2021, by and between Trinity Capital Inc. and GreenLight Biosciences, Inc. (incorporated by reference to Exhibit 10.25 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.26+	GreenLight Biosciences, Inc. 2012 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.29 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.27†	License and Sponsored Research Agreement, dated April 2010, between Yissum Research Development Company of the Hebrew University of Jerusalem LTD and Beeologics, Inc. (incorporated by reference to Exhibit 10.30 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.28†	Assignment Agreement, dated December 10, 2020, by and between Beeologics, Inc. and GreenLight Biosciences, Inc. (incorporated by reference to Exhibit 10.31 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.29†	Master Services Agreement, dated November 24, 2021, between Samsung Biologics Co., LTD. and GreenLight Biosciences, Inc, as amended (incorporated by reference to Exhibit 10.33 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.30†	Product Specific Agreement, dated November 24, 2021, between Samsung Biologics Co., LTD. and GreenLight Biosciences, Inc. (incorporated by reference to Exhibit 10.34 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

10.31††	Venture Loan and Security Agreement, dated December 10, 2021, between Horizon Technology Finance Corporation, Powerscourt Investments XXV, LP, and Greenlight Biosciences, Inc. (incorporated by reference to Exhibit 10.35 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 7, 2021, as amended).

16.1	Letter from WithumSmith+Brown, PC to the U.S. Securities and Exchange Commission.

21.1	List of Subsidiaries.

99.1	Unaudited Pro Forma Condensed Combined Financial Information of Environmental Impact Acquisition Corp. and GreenLight Biosciences, Inc.

99.2	Press Release.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

+	Indicates management contract or compensatory plan.
†

Certain identified information has been excluded from this exhibit because either (a) the information is both not material and the type of information that the Registrant treats as private or confidential or (b) disclosure of such information would constitute a clearly unwarranted invasion of personal privacy.

††

Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule of exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT BIOSCIENCES HOLDINGS, PBC

By:	/s/ Andrey Zarur
Name: Andrey Zarur, Ph.D.
Title: President and Chief Executive Officer

Date: February 7, 2022